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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File nos. 333-72796 and 333-8994) of ESS Technology, Inc. of our reports dated January 24, 2003 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/PricewaterhouseCoopers LLP

San Jose, California
March 31, 2003